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                                                                    EXHIBIT (23)

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-62241) pertaining to the Badger Meter Employee Savings and Stock Ownership Plan, with respect to the financial statements and schedules of the Plan included in this Annual Report Form 11-K for the year ended December 31, 1996.




                                                            ERNST & YOUNG LLP

Milwaukee, Wisconsin
June 24, 1997